Exhibit 99.3

[Execution Version]

SUPPLEMENTAL TRUST AGREEMENT

BY AND AMONG

WASHINGTON NATIONAL INSURANCE COMPANY,

BEECHWOOD RE LTD

AND

WILMINGTON TRUST, NATIONAL ASSOCIATION

TABLE OF CONTENTS
Page

Article I Definitions	1

Article II Creation of Trust Account; Deposit of Assets	2
Section 2.1    Creation of Trust Account    2
Section 2.2    Deposit of Assets    3

Article III Withdrawal or Transfer of Assets; Maintenance of the Trust Account; Trust Income	3
Section 3.1    Withdrawal and Transfer of Assets    3
Section 3.2    Maintenance of the Trust Account    4
Section 3.3    Trust Income    5

Article IV Duties of Trustee	5
Section 4.1    Right to Vote Assets and Payments of Dividends and Interest    5
Section 4.2    Responsibilities of Trustee    5
Section 4.3    Monthly Report    6
Section 4.4    Reliance on Authority    6
Section 4.5    Charges of Trustee    6
Section 4.6    Indemnification of Trustee    6
Section 4.7    Resignation or Removal of Trustee    6
Section 4.8    Additional Trustee Provisions    7

Article V Term; Termination	7
Section 5.1    Term; Termination    7
Section 5.2    Effect of Termination    7

Article VI Miscellaneous Provisions	8
Section 6.1    Assignment and Delegation    8
Section 6.2    Construction    8
Section 6.3    Counterparts    8
Section 6.4    Entire Agreement    8
Section 6.5    Governing Law    8
Section 6.6    Notices    9
Section 6.7    Other Instruments    10
Section 6.8    Severability    10
Section 6.9    Waiver of Breach    10

SUPPLEMENTAL TRUST AGREEMENT

THIS SUPPLEMENTAL TRUST AGREEMENT (this “Supplemental Trust Agreement”) is made and entered into by and among Washington National Insurance Company, an Indiana stock life insurance company (“Beneficiary”), Beechwood Re Ltd, a Cayman Islands stock life reinsurance company (“Grantor”), and Wilmington Trust, National Association, a national banking association (“Trustee”) for the purpose of establishing a supplemental trust account (the “Supplemental Trust Account”) in relation to that certain Reinsurance Agreement. Beneficiary, Grantor and Trustee are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”
AGREEMENT
NOW, THEREFORE, in consideration of the mutual benefits to be received by the Parties and the mutual covenants and agreements contained herein, the Parties agree as follows:
Article I
Definitions

As used in this Supplemental Trust Agreement, the following terms shall have the meanings set forth herein:
“Assets” shall have the meaning ascribed to it in Section 2.2(a).
“Asset Manager” shall have the meaning ascribed to it in Section 3.2(b).
“Beneficiary” shall have the meaning ascribed to it in the Preamble and shall include any successor of Beneficiary by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator.
“Beneficiary Designee” shall have the meaning ascribed to it in Section 3.1(a).
“Business Day” means any day on which banks are not required or authorized to close in the State of Delaware or the City of New York.
“Effective Date” shall have the meaning ascribed to it on the signature page hereto.
“Fair market value” or “market value” means the price for which an asset would be sold in a transaction on the open market between an unrelated buyer and seller, with neither under any obligation to do so.
“Grantor” shall have the meaning ascribed to it in the Preamble.
“Grantor Notice” shall have the meaning ascribed to it in Section 3.1(a).

“Governmental Entity” means any national, state, municipal or local government, any instrumentality, subdivision, court, arbitrator or arbitrator panel, regulatory or administrative agency or commission, or other authority thereof, or any regulatory or quasi-regulatory organization or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.
“Investment Guidelines” means the investment guidelines attached hereto as Exhibit A.
“Reinsurance Agreement” means that certain Indemnity Reinsurance Agreement, dated as of [•], 2013, by and between Grantor and Beneficiary.
“Party” or “Parties” shall have the meaning ascribed to it in the Preamble.
“Person” means any individual, corporation, partnership, limited partnership, joint venture, limited liability company, trust or unincorporated organization or Governmental Entity or any other entity.
“Supplemental Trust Account” shall have the meaning ascribed to it in the Preamble.
“Supplemental Trust Agreement” shall have the meaning ascribed to it in the Preamble.
“Trustee” shall have the meaning ascribed to it in the Preamble.
“Withdrawal Notice” shall have the meaning ascribed to it in Section 3.1(a) hereof.
Article II
Creation of Trust Account; Deposit of Assets

Section 2.1    Creation of Trust Account.

(a)Grantor hereby establishes the Supplemental Trust Account with Trustee for the sole use and benefit of Beneficiary, under the terms set forth herein. Trustee shall administer the Supplemental Trust Account in its name as Trustee for the sole use and benefit of Beneficiary. The Supplemental Trust Account shall be subject to withdrawal by Beneficiary solely as provided herein. Trustee hereby accepts the Supplemental Trust Account upon the terms set forth in this Supplemental Trust Agreement. The Supplemental Trust Account is not established for credit for reinsurance purposes and is not subject to Rule 56 (Credit for Reinsurance) of Title 760 of the Indiana Administrative Code.

(b)Prior to depositing the Assets in the Supplemental Trust Account, and from time to time thereafter as required, Grantor shall execute or cause the execution of assignments, endorsement in blank, or transfer legal title to Trustee of all shares, obligations or other Assets requiring assignments, so that Beneficiary, or Trustee upon direction by Beneficiary, may whenever necessary negotiate any such Assets, without the consent or signature from Grantor or any other person or entity. Any Assets received by Trustee which are not in such proper negotiable form shall not be accepted by Trustee and shall be returned to Grantor as unacceptable. Trustee may hold Assets of the Supplemental Trust Account in bearer form or in its own name or that of a nominee.

Section 2.2    Deposit of Assets.

(a)    On or before the Effective Date, Grantor shall deposit assets consisting of assets in compliance with the Investment Guidelines (the “Assets”). The Assets deposited in the Supplemental Trust Account shall be valued according to their current fair market value and shall be invested in accordance with the Investment Guidelines or as otherwise agreed upon by Grantor and Beneficiary.

(b)    Trustee will accept and credit to the Supplemental Trust Account all Assets which from time to time are delivered to it for deposit in the Supplemental Trust Account by or on behalf of Grantor or Beneficiary. Trustee may deposit any Assets in the Supplemental Trust Account in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories selected with due care (such as The Depository Trust Company). Assets may be held in the name of a nominee maintained by Trustee or any such depository. Trustee is authorized and shall have the power to receive such Assets and to hold, invest, reinvest and dispose of the same for the uses and purposes of and according to the provisions herein set forth. All Assets shall be maintained by Trustee in the Supplemental Trust Account separate and distinct from all other assets under the control of or on the books of Trustee and shall be received and continuously kept in a safe place at Trustee’s office within the United States of America.

(c)Grantor shall ensure that (i) any Assets transferred to Trustee for deposit in the Supplemental Trust Account will be in such form that Beneficiary, or Trustee upon direction by Beneficiary, may whenever necessary negotiate any such Assets, without consent or signature from Grantor or any other person or entity in accordance with the terms of this Supplemental Trust Agreement, and (ii) each such Asset shall be at the time of transfer free and clear of all claims, liens, interests and encumbrances whatsoever (other than those arising under this Supplemental Trust Agreement).

(d)Trustee shall have no responsibility to determine whether the Assets in the Supplemental Trust Account are sufficient to secure Grantor’s obligations to Beneficiary. Furthermore, Trustee shall have no responsibility whatsoever to determine whether Assets transferred to the Supplemental Trust Account meet the Investment Guidelines.

Article III
Withdrawal or Transfer of Assets; Maintenance of the Trust Account; Trust Income

Section 3.1    Withdrawal and Transfer of Assets.

(a)Beneficiary shall notify Grantor prior to withdrawing any Assets from the Supplemental Trust Account (a “Grantor Notice”). Upon providing a Grantor Notice with respect to certain Assets, Beneficiary shall have the right to withdraw from the Supplemental Trust Account, subject to written notice from Beneficiary to Trustee (the “Withdrawal Notice”), such Assets as are specified in such Withdrawal Notice. The Withdrawal Notice shall also instruct Trustee as to how such specified Assets shall be delivered. Beneficiary may from time to time designate a third party (the “Beneficiary Designee”) in a Withdrawal Notice to whom all or part of the Assets specified therein shall be delivered. Beneficiary shall not be required to present any other statement or document in addition to a Withdrawal Notice in order to withdraw any Assets, except that Beneficiary shall acknowledge receipt of any such Assets withdrawn upon request by Trustee.

(b)Upon receipt of a Withdrawal Notice, Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets specified in such Withdrawal Notice and shall deliver physical custody (or such other form as is necessary to complete the transfer) of such Assets to or for the account of Beneficiary or the Beneficiary Designee, as applicable, as specified in such Withdrawal Notice. Trustee shall notify Grantor and Beneficiary within five (5) Business Days following each withdrawal from the Supplemental Trust Account. Trustee may rely on any Withdrawal Notice delivered by Beneficiary without making any investigation of Beneficiary’s authority to deliver it.

(c)Subject to Section 3.2 of this Supplemental Trust Agreement, Trustee shall allow no substitution or withdrawal of any Asset from the Supplemental Trust Account in the absence of a Withdrawal Notice.

Section 3.2    Maintenance of the Trust Account.

(a)Trustee shall surrender for payment all maturing Assets and all Assets called for redemption, deposit the principal amount of the proceeds of any such payment into the Supplemental Trust Account and give notice to Beneficiary and Grantor of such action.

(b)Subject to the receipt of Beneficiary’s prior written consent, Grantor may appoint an investment manager (in such capacity, the “Asset Manager”), to make investment decisions in compliance with the Investment Guidelines with regard to the Assets held by Trustee in the Supplemental Trust Account. Grantor shall promptly notify Trustee in writing of the termination of the appointment of any Asset Manager. From time to time, Grantor, or the Asset Manager, acting on behalf of Grantor, may instruct Trustee to invest Assets in the Supplemental Trust Account in other eligible Assets, and to open brokerage accounts in the name of the trust with Trustee as signer. Trustee agrees to follow any investment instructions from the Asset Manager, and, in the absence of such instructions or instructions from Grantor, Trustee shall not be required to take any action with respect to the investment of the Assets in the Supplemental Trust Account. Grantor shall be responsible for ascertaining whether investments are “eligible” Assets and Trustee shall have no liability with respect to such determination.

(c)Grantor shall have the right, with the prior written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed, to withdraw from the Supplemental Trust Account and transfer to Grantor all or any part of the Assets in the

Supplemental Account, provided, that Grantor shall, at the time of such withdrawal, replace the withdrawn Assets with other Assets having a fair market value equal to the value of the Assets withdrawn. Prior to any such substitution, Grantor shall certify to Beneficiary and Trustee in writing that as of the date of any substitution the market value of Assets deposited into the Supplemental Trust Account equals or exceeds the market value of Assets to be withdrawn from the Supplemental Trust Account. Trustee shall have no responsibility whatsoever to determine the value of such substituted securities or that such substituted securities constitute eligible Assets, and Trustee shall be fully protected in relying upon such certification from Grantor.

(d)When Trustee is directed to deliver or receive Assets against payment, delivery will be made in accordance with generally accepted market practice.

(e)Trustee shall keep full and complete records of the administration of the Supplemental Trust Account. Grantor and Beneficiary may examine such records at any time during regular business hours through any person or persons duly authorized in writing by Grantor or Beneficiary.

Section 3.3    Trust Income. All payments of interest, dividends and other income in respect to the Assets in the Supplemental Trust Account shall be promptly deposited into the Supplemental Trust Account.

Article IV
Duties of Trustee

Section 4.1    Right to Vote Assets and Payments of Dividends and Interest. Trustee is hereby authorized, without prior notice to Grantor or Beneficiary, to demand payment of and collect all interest or dividends on the Assets comprising the Supplemental Trust Account, if any. Trustee shall deposit all of such interest or dividends collected into the Supplemental Trust Account. Subject to the other provisions of this Supplemental Trust Agreement, Grantor shall have the full and unqualified right to direct Trustee to vote, and to execute consents, bond powers, stock powers, mortgage and title instruments and other instruments of transfer, pledge and release with respect to any Assets comprising the Supplemental Trust Account.

Section 4.2    Responsibilities of Trustee.

(a)Trustee, in the administration of the Supplemental Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate Party or Parties may, under the conditions herein provided, deliver to Trustee. Trustee shall be under no obligation to enforce Grantor’s obligations under this Supplemental Trust Agreement, except as otherwise expressly provided herein. Trustee shall be restricted to holding, operating and collecting the Assets comprising the Supplemental Trust Account and the payment and distribution thereof for the purposes set forth in this Supplemental Trust Agreement and the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Supplemental Trust Agreement. Trustee is prohibited from using the corpus of the Supplemental Trust Account for the purposes of paying compensation to, or reimbursing the expenses of, Trustee. Upon written request of Grantor or Beneficiary, Trustee further agrees to promptly forward to such Party a certified list and valuation of all Assets held in the Supplemental Trust Account.

(b)Trustee shall accept and open all mail directed to Grantor or Beneficiary in care of Trustee.

(c)Trustee shall only be liable for its own negligence, willful misconduct or lack of good faith in connection with its performance under this Supplemental Trust Agreement.

Section 4.3    Monthly Report. Within five (5) Business Days following the end of each calendar month, Trustee shall provide copies of activity reports to Beneficiary and Grantor, which reports shall show all deposits, withdrawals and substitutions during such calendar month, and a listing of securities and other assets held and cash and cash equivalent balances in the Supplemental Trust Account as of the end of such calendar month. Trustee agrees to provide written notification to Grantor and Beneficiary within five (5) Business Days of any deposits to or withdrawals from the Supplemental Trust Account.

Section 4.4    Reliance on Authority. Unless otherwise provided in this Supplemental Trust Agreement, Trustee is authorized to follow and rely upon all instructions given by officers of Grantor or Beneficiary and by attorneys-in-fact acting under written authority furnished to Trustee by Grantor or Beneficiary, including, without limitation, instructions given by letter, facsimile transmission or electronic media, if Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper Party or Parties.

Section 4.5    Charges of Trustee. Grantor agrees to pay all costs, fees and expenses charged by Trustee for acting as Trustee pursuant to this Supplemental Trust Agreement, including costs, fees and expenses incurred by Trustee for legal services deemed necessary by Trustee as a result of Trustee’s so acting; provided however, that no such costs, fees or expenses shall be paid out of the Assets. The provisions of this Section 4.5 shall survive the termination of this Supplemental Trust Agreement or the earlier resignation or removal of Trustee.

Section 4.6    Indemnification of Trustee. Grantor and Beneficiary jointly and severally hereby indemnify Trustee for, and hold it harmless against, any loss, liability, costs or expenses (including attorney’s fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of Trustee, arising out of or in connection with the performance of its obligations hereunder, including, but not limited to, any loss, liability, costs or expenses arising out of or in connection with the status of Trustee and its nominee as the holder of record of the Assets. Grantor and Beneficiary hereby acknowledge that the foregoing indemnities shall survive the resignation or discharge of Trustee or the termination of this Supplemental Trust Agreement.

Section 4.7    Resignation or Removal of Trustee. Trustee may resign upon delivery to Beneficiary and Grantor of a written notice of resignation, effective not less than ninety (90) calendar days after receipt by Beneficiary and Grantor thereof. Grantor may remove

Trustee by delivery to Trustee and Beneficiary of a written notice of removal, effective not less than ninety (90) days after receipt by Trustee and Beneficiary thereof. No such resignation or removal shall be effective unless a successor trustee has been duly appointed and approved by Beneficiary and Grantor and all Assets in the Supplemental Trust Account have been duly transferred to the successor trustee.

Section 4.8    Additional Trustee Provisions.

(a)No provision of this Supplemental Trust Agreement shall require Trustee to take any action which would result in any violation of applicable law. Anything in this Supplemental Trust Agreement to the contrary notwithstanding, in no event shall Trustee be liable under or in connection with this Supplemental Trust Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(b)Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(c)Trustee may confer with counsel of its own choice in relation to matters arising under this Supplemental Trust Agreement and shall have full and complete authorization from the other Parties hereunder for any action taken or suffered by it under this Supplemental Trust Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel.

(d)Trustee shall not be required to use its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers.

Article V
Term; Termination

Section 5.1    Term; Termination. This Supplemental Trust Agreement shall be effective as of the Effective Date and until terminated upon the first to occur of:

(a)The mutual agreement of Grantor and Beneficiary to terminate this Supplemental Trust Agreement with notice to Trustee; or
(b)    The termination of the Reinsurance Agreement, with notice to Trustee.
Section 5.2    Effect of Termination. Upon termination of this Supplemental Trust Agreement pursuant to Section 5.1, Trustee shall, with Beneficiary’s prior written consent

(which shall not be unreasonably withheld or delayed), transfer to Grantor all of the Assets of the Supplemental Trust Account not previously withdrawn by Beneficiary and Trustee shall take any and all steps necessary to transfer unequivocally all right, title and interest in such Assets and to deliver physical custody, if applicable, in such Assets to Grantor or as otherwise directed by Grantor.

Article VI
Miscellaneous Provisions

Section 6.1    Assignment and Delegation. This Supplemental Trust Agreement may not be assigned, and the duties and obligations hereunder may not be delegated, by any Party unless such assignment or delegation is agreed to in advance in writing by all Parties hereto. This Supplemental Trust Agreement shall be binding on the Parties, their permitted assignees, delegees and successors.

Section 6.2    Construction. The headings of Articles and Sections in this Supplemental Trust Agreement are provided for convenience only and shall not affect its construction or interpretation. All references to “Articles” and “Sections” refer to the corresponding Articles and Sections of this Supplemental Trust Agreement. All words used in this Supplemental Trust Agreement shall be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

Section 6.3    Counterparts. This Supplemental Trust Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Supplemental Trust Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Supplemental Trust Agreement and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Supplemental Trust Agreement as to the Parties and may be used in lieu of the original agreement for all purposes. Signatures of the Parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

Section 6.4    Entire Agreement. This Supplemental Trust Agreement supersedes all prior agreements, whether written or oral, among the Parties with respect to its subject matter and constitutes (along with the attached exhibit(s)) a complete and exclusive statement of the terms of the agreement among the Parties with respect to its subject matter. This Supplemental Trust Agreement may not be amended, supplemented or otherwise modified except by a written agreement that identifies itself as an amendment to this Supplemental Trust Agreement executed by the Parties.

Section 6.5    Governing Law. This Supplemental Trust Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

Section 6.6    Notices. All notices and other communications required or permitted by this Supplemental Trust Agreement shall be in writing and shall be effective, and any applicable time period shall commence when (a) delivered to the following address by hand or by nationally recognized overnight courier service (cost prepaid) or (b) transmitted electronically to the following facsimile numbers or e-mail addresses with confirmation of receipt of transmission, in each case marked to the attention of the respective person (by name or title) designated below (or to such other address, facsimile number, e-mail address, or person as a Party may designate by notice to the other Parties):

(a)    If to Beneficiary:
CNO Financial Group, Inc.
Attention: Matthew J. Zimpfer
Executive Vice President and General Counsel
11825 N. Pennsylvania Street
Carmel, IN 46032
Telephone No.: (317) 817-2889
Facsimile No.: _________________
E-mail Address: Matt.Zimpfer@CNOinc.com
With a copy to:
Faegre Baker Daniels LLP
Attention: Scott M. Kosnoff
300 North Meridian Street, Suite 2700
Indianapolis, Indiana 46204
Telephone No.: (317) 237-1201
Facsimile No.: (317) 237-1000
E-mail Address: scott.kosnoff@faegrebd.com

(b)    If to Grantor:
Beechwood Re Ltd
Attention: Scott Taylor
President
Building 3, 2nd Floor, Governors Square
23 Lime Tree Avenue
Grand Cayman KY1- 1108
Telephone No.: (345) 949-7966
Facsimile No.:
E-mail Address: staylor@beechwoodreinsurance.com
With a copy to:
Edwards Wildman Palmer LLP
750 Lexington Avenue
New York, New York 10022

Attention: Nick Pearson
Telephone No.: (212) 912-2798
Facsimile No.:
E-mail Address: npearson@edwardswildman.com

(c)    If to Trustee:
Wilmington Trust, National Association
Attention: David B. Young
1100 N. Market Street
Wilmington, Delaware 19890
Telephone No.: (302) 636-5216
Facsimile No.: (302) 636-4145
E-mail Address: dyoung@wilmingtontrust.com
Section 6.7    Other Instruments. The Parties shall promptly execute and deliver all additional instruments and shall promptly take all reasonable actions in order to carry out the purposes of this Supplemental Trust Agreement.

Section 6.8    Severability. If any provision of this Supplemental Trust Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Supplemental Trust Agreement shall remain in full force and effect. Any provision of this Supplemental Trust Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

Section 6.9    Waiver of Breach. Neither the failure nor any delay on the part of any Party to exercise any right, remedy, power or privilege under this Supplemental Trust Agreement shall operate as a waiver thereof. No single or partial exercise of any right, remedy, power or privilege shall preclude the further exercise of that right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. No waiver of any right, remedy, power or privilege with respect to any occurrence shall be construed as a waiver of that right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and signed by the Party granting the waiver.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have caused this Supplemental Trust Agreement to be executed by their respective duly authorized officers on the dates indicated below with an Effective Date of February 18, 2014.

GRANTOR:

BEECHWOOD RE LTD

By:	/s/ Scott Taylor	Date:	February 10, 2014
Scott Taylor, President

BENEFICIARY:

WASHINGTON NATIONAL INSURANCE COMPANY

By:	/s/ Mark E. Billingsley	Date:	February 10, 2014
Mark E. Billingsley, Senior Vice President

TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:	/s/ David B. Young	Date:	February 10, 2014
David B. Young, Vice President

[Signature Page - IN Supplemental Trust Agreement]

Exhibit A
Investment Guidelines

A.	GUIDELINES FOR SUPPLENTAL TRUST

Section I General Requirements.

(1)
Fixed income investments in a single issuer shall not be larger than the following percentage of the total combined assets of the Credit for Reinsurance Trust Account and the Supplemental Trust Account (the “Trust Assets”) at time of purchases.

U.S. government, agency, or U.S. government guaranteed issues shall not be included in this restriction.

To the extent that an up-to-date quarterly third-party valuation has been performed on a non-rated fixed income investment, it shall have a maximum concentration of 5% of Trust Assets.

(2)
All fixed income investments when made must be interest-bearing, interest-accruing or otherwise income-producing and not in default. Real estate investments shall have an exclusion from the need to be interest-bearing, interest accruing or otherwise income-producing, but also must not be in default.

(3)
In addition to the general limitations set forth in paragraphs (1) through (2) of this Section I, the Investments shall be subject to the diversification and other limitations set forth in Section II below.

Section II Permissible Investments.

Investments shall be made only in the following:

(1)	Cash Equivalents

Investments may be made in any of the following investments, the term of which does not exceed 91 days or such other term as is set forth for that category of investments, subject to the terms, conditions, and limitations set forth below:

(a)	U.S. Government Securities U.S. Government securities and securities of an agency or instrumentality of the U.S. Government;

(b)
Certificates of Deposit Certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations (“S&Ls”), except that investments will not be made in obligations issued by a commercial bank or S&L unless:

1.
The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated BBB or better by Moody’s or Standard and Poor’s or if the institution

has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the sole determination of 40|86 Advisors, Inc. (“40|86”), similar credit worthiness to institutions having outstanding securities so rated; and

2.	In the case of a U.S. bank or S&L, its deposits are federally insured.

(c)
Commercial Paper Investments may be made in A1 (S&P)/P1 (Moody’s) and A2 (S&P)/P2 (Moody’s) rated commercial paper. However, investments in lower rated and non-rated commercial paper are permissible if: (i) the paper will mature in 30 days or less; (ii) independent credit analysis supports the purchase; (iii) a substantially greater return is available; and (iv) the aggregate investment in lower rated and non-rated commercial paper does not exceed 5% of Trust Assets;

(d)
Repurchase Agreements Repurchase agreements relating only to the U.S. Government securities under which the other party thereto agrees to repurchase such securities at the cost of such securities plus accrued interest within a specified time; provided, however, (i) that the value of the collateral underlying such repurchase agreements shall at all times be at least equal to 102% of the repurchase price of the securities subject to the agreement and accrued interest earned under such agreement; (ii) that such repurchase agreements shall have a term of not more than 360 days; (iii) that the other party to such repurchase agreement shall be a corporation incorporated under the laws of the United States of America or any state of the United States of America and shall have a tangible net worth of not less than $10 million; and (iv) that such repurchase agreements shall entitle delivery of the collateral underlying such agreements at the time of entry into such agreements;

(e)
Tax-Exempt Notes Tax-exempt Notes; provided, however, that at the time of each investment such Tax-exempt Notes shall be rated by either Moody’s or S&P as follows: (i) Moody’s: MIG 1 or MIG 2 for notes; P-1 for commercial paper; or (ii) S&P: SP-1 or SP-2 for short-term municipal notes; A-1 or A-2 for commercial paper. For purposes of this provision, Tax-exempt Notes shall include such securities as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Tax-exempt commercial paper. These investments will be made when justified without regard to their tax-exempt status;

(f)
Reverse Repurchase Agreements Reverse repurchase agreements (i) under which the trust sells a security and simultaneously obtains a commitment by the purchaser to sell the security back at an agreed upon price on an agreed upon date; (ii) undertaken to assist in the management of the trust portfolio and to obtain additional liquidity; (iii) with respect to which the value of the underlying securities will be at least equal at all times to the repurchase price of the securities subject to the agreement plus any accrued interest earned under such agreement; (iv) that have a term of not more than 91 days; (v) in which the other party is a corporation incorporated under the laws of the United States of America or any state of the United States of America and has a net worth of not less than $10,000,000; and (vi) under which the trust will receive payment for such securities upon physical delivery or evidence of book entry transfer by its custodian;

(g)
Mortgage Dollar Roll Transactions Mortgage dollar rolls, where the trust delivers a mortgage security for a specific settlement date and simultaneously contracts to receive a like amount of the security for future delivery; and reverse mortgage dollar rolls, where the trust receives a mortgage security for a specified settlement date and simultaneously contracts to deliver a like amount of the security for future delivery, in accordance with PSA, NAIC and AICPA standards; provided, however, that each such mortgage dollar roll or reverse mortgage dollar roll shall have an original term of not more than 30 days; provided, further, however, that such term may be extended for additional 30 day terms, so long as each extension meets the same requirements as those specified for a new mortgage dollar roll transaction;

(h)
Securities Lending Securities loans (i) made to unaffiliated broker-dealers pursuant to agreements requiring that such loans be continuously secured by cash collateral or appropriate, previously approved categories of fixed income securities at all times greater than the value of the securities subject to the loan; (ii) with respect to which the borrower pays to the trust an amount equal to any interest or dividends received on securities subject to the loan; (iii) with respect to which the trust retains a portion of the income received on investment of the cash collateral or receives a fee from the borrower; (iv) with respect to which the trust will retain the right to call the loans at any time; and (v) that have a term of not more 365 days; and

(i)
Other Securities Any other investment with a remaining term of not more than 91 days and which is permitted in Section II of these guidelines; provided, however, that all investments described in subparagraph (a) through (i) of this paragraph (1) (collectively referred to herein as “Cash Equivalents”) must be U.S. dollar denominated.

(2)	Obligations of the United States Government

Investments may be made in (a) direct obligations of the United States of America for the payment of money, or obligations for the payment of money to the extent guaranteed or insured as to the payment of principal and interest by the United States of America; and (b) direct obligations for the payment of money to the extent guaranteed or insured as to the payment of principal and interest by an agency or instrumentality of the United States of America.

(3)	Obligations of Business Entities

Investments may be made in obligations, including bonds, notes and other evidences of indebtedness of a solvent business entity, including a sole proprietorship, a corporation, an association, a general or limited partnership, a joint-stock company, a limited liability company, a joint venture, a trust or any other form of business organization that is organized, on the following conditions:

(a)	The business entity shall be organized under the laws of the United States of America or any state of the United States of America; and

(b)
Not more than 15% of Trust Assets may be under this provision in uncollateralized bonds or notes whose highest rating is rated below BBB- by S&P, Baa3 by Moody’s, BBB- by Duff & Phelps, or NAIC 2 by the NAIC.

(c)
Notwithstanding Section 3(b), any obligation of a business entity as defined above shall be treated as a fully admissible asset so long as an up to date quarterly Third-Party Valuation of the asset has been performed.

(4)	Municipal Obligations

Investments may be made in debt obligations issued by states, territories and possessions of the United States and The District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from federal income tax on the following conditions:

(a)	The obligations may be either so called “general obligations” bonds or “revenue” issues as those terms are commonly understood;

(b)
All such obligations shall, at the time of purchase, be rated by either Moody’s or S&P as follows: (i) Moody’s Baa or higher for bonds; MIG 1 or MIG 2 for notes; or (ii) S&P: BBB- or higher for bonds; SP-1 or SP-2 for short-term municipal notes; and

(c)	Investments under this provision shall not be made in excess of (i) for municipal obligations, 50% of Trust Assets, or (ii) for revenue issues, 20% of Trust Assets.

(d)	These investments will be made when justified without regard to their tax-exempt status because the Companies may not obtain the traditional tax benefit of these investments.

(5)	Preferred or Guaranteed Stocks

Investments may be made in preferred or guaranteed stocks issued or guaranteed by a solvent business entity organized under the laws of the United States of America or any state of the United States of America, on the following conditions:

(a)	Cost of an investment in the stock of any one corporation shall not exceed 3% of Trust Assets;

(b)	Investments shall not be made under this provision in any stock if prescribed current or cumulative dividends are in arrears; and

(c)	Investments under this provision shall not be more than 15% of Trust Assets.

(6)	Common Stock

Investments may be made in common stock (or other equity security with the investment characteristics of common stock) issued by any solvent business entity organized under the laws of the United States, on the following conditions:

(a)	Investments under this provision may not be more than 15% of Trust Assets; and

(b)	Cost of an investment in the common stock of any one business entity shall not exceed 2% of Trust Assets.

(7)	Foreign Investments

Investments may be made with each such investment or deposit being substantially of the same kind, class and quality of like United States Investments and deposits authorized by any of the preceding paragraphs, on the following conditions:

(a)
Investments may be made in the preferred or common stock of any business entity created or existing under Canadian or provincial law or in the stock of business entities organized in alien jurisdictions, provided, however, that the stock of alien business entities is listed and traded on a national securities exchange in the U.S.;

(b)	All Canadian and foreign investments shall comply with the investment limitations, restrictions and requirements of the Investment Guidelines applicable to like U.S. investments;

(c)
Investments made pursuant to this paragraph that are not denominated in U.S. dollars shall not be made for more than the sum of (i) Beneficiary’s liabilities as respect the Reinsurance Agreement denominated in that currency and (ii) 10% of Trust Assets, provided that such investments under this clause (c)(ii) are appropriately hedged against the foreign currency risk. Investments under this paragraph (7) may be made only to the extent permitted by the applicable Insurance Code and regulations.

(d)
Investments qualified pursuant to this paragraph shall be aggregated with United States Investments of the same class in determining compliance with percentage limitations, if any, contained in other provisions of these guidelines which are applicable. In addition, Investments shall not be made or deposited in any one issuer under this paragraph in an amount more than authorized for Investments of the same class under other provisions of these guidelines.

(e)
To the extent that Beneficiary’s liabilities as respect the Reinsurance Agreement are denominated in a foreign currency, such foreign currency risk shall be appropriately hedged by investments denominated in such currency or otherwise. The appropriateness of the hedges in subparagraphs (c) and (e) of this provision shall be initially determined by the Asset Manager, subject to review by the Investment Committee or the Board of Directors.

(8)	Financial Futures Contracts and Options

Subject to the adoption by Beneficiary’s Board of Directors or Investment Committee of a separate written policy specifying the types of risk-limiting practices approved for the Beneficiary, Investments may be made in financial futures contracts or in put and call options. Investments in such contracts or options shall be made under terms and conditions required by a federal regulatory agency but only to the extent that such financial futures contracts and options are entered into or acquired as part of a hedging transaction. For purpose of this provision, a “hedging transaction” shall mean the opening or closing (as such transaction may be adjusted from time to time) of one or more financial futures contracts or options which can reasonably be expected to minimize or reduce the price, interest rate, or foreign currency risk relating to those assets or liabilities which are subject to the hedging transaction.

(9)	Swaps and Options

Subject to the adoption by Beneficiary’s Board of Directors or Investment Committee of a separate written policy specify the type of risk-limiting practices approved for Beneficiary, Investments may be made in interest rate swaps and options thereon and in other transactions as set forth in the written policy, by entering into an International Swap Dealers Association Master Agreement with a suitable counterparty. Investments in such swaps or options shall be made in accordance with federal law and only to the extent that such swaps agreements and options are entered into or acquired as a part of a hedging transaction.

(10)	Mortgage Backed Securities and Collateralized Mortgage Obligations

No investments may be made in non-agency mortgage backed securities and collateralized mortgage obligations (“CMOs”) in excess of 15% of the Trust Assets.

(11)	Mortgage Loans

Investments may be made in real estate mortgage loans, provided that such investments in the aggregate shall not exceed 10% of Trust Assets and meet the applicable quality and maturity standards set forth in Section I and II.

(12)	Commodities

Investments may be made in commodities and commodity-backed liquid securities as listed on a U.S. based exchange, provided that such investments in the aggregate shall not exceed 5% of Trust Assets and meet the applicable quality and maturity standards set forth in Section I and II.

(12)	Limited Partnerships

Investments may be made in limited partnerships whose assets consist of assets of the type permitted hereunder (as limited partners), provided that any such limited partnership investment shall be treated, for purposes of these investment guidelines, as if the trust investing in such limited partnerships owned that portion of the securities owned by such partnership which is equivalent to its pro rata share in such partnership.

(13)	Basket

Investments may be made in other investments which are not specifically addressed in these investment guidelines or which are in excess of any applicable limit on any permissible investments as long as such other investments do not exceed five percent (5%) of Trust Assets.

B.	Global Guidelines

All assets deposited into the trusts required by the Reinsurance Agreement shall be invested in eligible assets subject to the following global asset class investment guidelines. For the purposes of applying the global limits set forth below, the assets shall be aggregated across the two trusts required by the Reinsurance Agreement. If the global guidelines set forth below are more restrictive than those set forth in Section A of this Exhibit A, then the provisions of this Section B will govern.

Asset Class	Single Position Limit (as a percentage of total assets in both trusts)	Hard Limit (as a percentage of total assets in both trusts)
High Yield	1.5%	10.0%
MBS-non-agency	1.0%	15.0%
Commodities (through ETF and Equities)	0.5%	5.0%
Equities	1.5%	15.0%
IG Corporate Obligations	3.0%	75.0%
Commercial Real Estate	2.0%	15.0%
CLOs (A, BBB)	1.0%	7.5%
ABS / Secured Obligations of US Corporations	See below	37.5%
US Government Obligations	N/A	N/A
US Municipal Obligations	3.0%	25%
Derivatives (Hedging-only)	Per Treaty

1.
Within the ABS/Secured Obligations of US Corporations asset class, there are further diversification requirements with sub-asset classes/sector hard limits as follow:  Physical Commodity Backed Obligations (20%), IG Receivables Backed Obligations (35%), BIG Receivables Backed Obligations w/ higher collateral value (25%), Loans Against Equity Positions (12.5%), Consumer Lending (25%), Other (10%).  Single position limits shall not exceed 5.0% of total asset values in all sectors except Equity Lending which shall have a position limit of 1.5% of assets.

2.
The above limits set forth in Section B apply to the combined assets held in the two trusts established pursuant to the Reinsurance Agreement.  State and trust regulations and guidelines may apply to the individual trusts.  Such regulations and guidelines shall supersede anything herein to the contrary.

3.	Position limits are enforced at the time of investment and are grandfathered as reserves decline over time.

4.
Grantor shall give notice to Beneficiary and seek consent to enter new classes or change a restriction.  Such consent will take into account investment strategy, market dynamics, collateral considerations and regulatory reserve credit requirements and shall not be unreasonably withheld based on facts available at that time.

Beneficiary’s Affiliate, 40|86 Advisors, Inc., shall be the exclusive sub-advisor to manage sub-advised allocations to CRE loans and CLO’s, if any, for an initial twenty-four (24) month period from the time of Closing. After such initial twenty-four (24) month period has expired, the Parties will discuss in good faith extending 40|86 Advisors, Inc.’s management of the CRE loans and CLOs, such extension subject to the mutual agreement of the Parties.

No more than 5% of the Trust Assets may be invested in an affiliated or subsidiary company or the securities thereof, except where such an investment is permitted pursuant to the provisions of the Indiana Insurance Law and upon the specific authorization or ratification of the Board of Directors or the Investment Committee of the Board of Beneficiary. In no event will any investment be made in an affiliate or subsidiary or a security thereof that is not in compliance with Indiana Insurance Law.

Prohibited Investments and Transactions.

No investments shall be made in any investment if, at the time of such investment, by purchase or otherwise, such investment is not permitted under these guidelines or Indiana Insurance Law, or regulations thereunder. Never-the-less, investments permitted by Indiana Insurance Law and regulations but not permitted by these guidelines may be made if approved in writing by Beneficiary prior to completion of the transaction.

For purposes of the percentage tests in these guidelines, an investment’s eligibility shall be based on the investment’s cost at the time of acquisition and the fair market value of Trust Assets as of the most recent quarter-end.